3Q19 Financial Results October 15, 2019

3Q19 Financial highlights ROTCE1 Common equity Tier 12 Net payout LTM3 18% 12.3% 98%  3Q19 net income of $9.1B and EPS of $2.68  Record managed revenue of $30.1B4  Expense of $16.4B and managed overhead ratio of 55%4  Balance sheet  Average total loans flat YoY and down 1% QoQ – Average total loans excluding loan sales in Home Lending up 3% YoY and flat QoQ  Average deposits up 5% YoY and 1% QoQ  Basel III CET1 capital of $188B2 and Standardized CET1 ratio of 12.3%2  Delivered strong capital return to shareholders  $9.6B5 distributed to shareholders in 3Q19, including $6.7B of net repurchases  Common dividend of $0.90 per share 1 See note 2 on slide 10 2 Represents the estimated common equity Tier 1 (“CET1”) capital and ratio for the current period. See note 6 on slide 10 3 Last twelve months (“LTM”). Net of stock issued to employees 4 See note 1 on slide 10 1 5 Net of stock issued to employees

3Q19 Financial results1 $B, except per share data $ O/(U) 3Q19 2Q19 3Q18 Net interest income $14.4 ($0.2) $0.3 Noninterest revenue 15.7 0.7 1.9 1 Managed revenue $B 3Q19 2Q19 3Q18 30.1 0.5 2.2 Net charge-offs $1.4 $1.4 $1.0 Expense Reserve build/(release) 0.1 (0.3) (0.1) 16.4 0.1 0.8 Credit costs Credit costs $1.5 $1.1 $0.9 1.5 0.4 0.6 Reported net income 3Q19 Tax rate $9.1 ($0.6) $0.7 Effective rate: 20.4% Net income applicable to common stockholders Managed rate: 25.1%1,5 $8.6 ($0.6) $0.7 Reported EPS $2.68 ($0.14) $0.34 2 3Q19 ROE O/H ratio 15% 16% 14% ROE CCB 32% 51% ROTCE2,3 CIB 13% 57% 18 20 17 CB 16% 40% 1,2 Overhead ratio – managed AWM 24% 73% 55 55 56 Memo: Adjusted expense 4 $16.4 $0.1 $0.8 Memo: Adjusted overhead ratio 1,2,4 55% 55% 56%  Firmwide total credit reserves of $14.4B  Consumer reserves of $9.1B – net build of $51mm  Wholesale reserves of $5.3B – net build of $92mm Note: Totals may not sum due to rounding 1 See note 1 on slide 10 2 Actual numbers for all periods, not over/(under) 3 See note 2 on slide 10 2 4 See note 3 on slide 10 5 Reflects fully taxable-equivalent (“FTE”) adjustments of $723mm in 3Q19

Fortress balance sheet and capital $B, except per share data 3Q19 2Q19 3Q18 Basel III Standardized1 CET1 capital $188 $189 $185 3Q19 Advanced CET1 capital ratio of 13.1%1 12.3% 12.2% 12.0% Tier 1 capital $215 $216 $211 Tier 1 capital ratio 14.1% 14.0% 13.6% Total capital $243 $244 $238 Total capital ratio 15.9% 15.8% 15.4% Risk-weighted assets $1,528 $1,545 $1,545 Firm SLR2 6.3% 6.4% 6.5% Total assets (EOP) $2,765 $2,727 $2,615 Tangible common equity (EOP)3 $190 $190 $185 Tangible book value per share3 $60.48 $59.52 $55.68 1 Estimated for the current period. See note 6 on slide 10 2 Estimated for the current period. Represents the supplementary leverage ratio (“SLR”) 3 See note 2 on slide 10 3

# Consumer & Community Banking[1]

## $mm

| | 3Q19 | $ O/(U) 2Q19 | 3Q18 |
|---|---|---|---|
| Revenue | $14,259 | $426 | $969 |
| Consumer & Business Banking | 6,688 | (109) | 303 |
| Home Lending[2] | 1,465 | 347 | 159 |
| Card, Merchant Services & Auto | 6,106 | 188 | 507 |
| Expense | 7,290 | 128 | 308 |
| Credit costs | 1,311 | 191 | 331 |
| Net charge-offs (NCOs) | 1,261 | (59) | 181 |
| Change in allowance | 50 | 250 | 150 |
| Net income | $4,273 | $99 | $187 |

## Key drivers/statistics ($B)[3]

| | 3Q19 | 2Q19 | 3Q18 |
|---|---|---|---|
| Equity | $52.0 | $52.0 | $51.0 |
| ROE | 32% | 31% | 31% |
| Overhead ratio | 51 | 52 | 53 |
| Average loans | $459.5 | $467.2 | $479.6 |
| Average deposits | 694.0 | 690.9 | 674.2 |
| Active mobile customers (mm) | 36.5 | 35.4 | 32.5 |
| Debit & credit card sales volume | $282.2 | $281.5 | $259.0 |

- Average loans down 4% YoY
- Average deposits up 3% YoY
- Active mobile customers up 12% YoY
- Client investment assets up 13% YoY
- Credit card sales up 10% YoY
- Merchant processing volume up 11% YoY

## Financial performance

- Net income of $4.3B, up 5% YoY; revenue of $14.3B, up 7%
  - Higher NIR driven by Home Lending production and auto lease volumes, and higher NII in Card and CBB
- Expense of $7.3B, up 4% YoY, predominantly driven by investments in the business and higher auto lease depreciation, partially offset by expense efficiencies and lower FDIC charges
- Credit costs of $1.3B, up $331mm YoY
  - Card: higher NCOs; $200mm reserve build vs. $150mm in 3Q18
  - Home Lending: $100mm reserve release vs. $250mm in 3Q18
  - Business Banking: $50mm reserve release

## Key drivers/statistics ($B) – detail by business

| | 3Q19 | 2Q19 | 3Q18 |
|---|---|---|---|
| Consumer & Business Banking | | | |
| Business Banking average loans | $24.2 | $24.3 | $24.1 |
| Business Banking loan originations | 1.6 | 1.7 | 1.6 |
| Client investment assets (EOP) | 337.9 | 328.1 | 298.4 |
| Deposit margin | 2.47% | 2.60% | 2.43% |
| Home Lending | | | |
| Average loans | $213.4 | $224.7 | $242.9 |
| Loan originations[4] | 32.4 | 24.5 | 22.5 |
| EOP total loans serviced | 774.8 | 780.1 | 798.6 |
| Net charge-off/(recovery) rate[5] | (0.09)% | (0.06)% | (0.21)% |
| Card, Merchant Services & Auto | | | |
| Card average loans | $158.2 | $153.7 | $146.3 |
| Auto average loans and leased assets | 83.1 | 83.6 | 83.2 |
| Auto loan and lease originations | 9.1 | 8.5 | 8.1 |
| Card net charge-off rate | 2.95% | 3.24% | 2.91% |
| Card Services net revenue rate | 11.40 | 11.48 | 11.50 |
| Credit Card sales volume[6] | $193.6 | $192.5 | $176.0 |
| Merchant processing volume | 380.5 | 371.6 | 343.8 |

[1] See note 1 on slide 10
For additional footnotes see slide 11

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JPMORGAN CHASE & CO.

# Corporate & Investment Bank[1]

## $mm

| | 3Q19 | $ O/(U) 2Q19 | 3Q18 |
|---|---|---|---|
| Revenue | $9,338 | ($303) | $533 |
| Investment banking revenue | 1,871 | 95 | 140 |
| Treasury Services | 1,101 | (34) | (82) |
| Lending | 329 | (8) | (2) |
| Total Banking | 3,301 | 53 | 56 |
| Fixed Income Markets | 3,557 | (133) | 713 |
| Equity Markets | 1,517 | (211) | (78) |
| Securities Services | 1,034 | (11) | (23) |
| Credit Adjustments & Other | (71) | (1) | (135) |
| Total Markets & Securities Services | 6,037 | (356) | 477 |
| Expense | 5,348 | (139) | 173 |
| Credit costs | 92 | 92 | 134 |
| Net income | $2,809 | ($126) | $183 |

## Key drivers/statistics ($B)[2]

| | 3Q19 | 2Q19 | 3Q18 |
|---|---|---|---|
| Equity | $80.0 | $80.0 | $70.0 |
| ROE | 13% | 14% | 14% |
| Overhead ratio | 57 | 57 | 59 |
| Comp/revenue | 29 | 28 | 27 |
| IB fees ($mm) | $1,981 | $1,846 | $1,823 |
| Average loans | 127.4 | 132.0 | 122.7 |
| Average client deposits[3] | 471.3 | 458.2 | 434.8 |
| Assets under custody ($T) | 25.7 | 25.5 | 24.4 |
| ALL/EOP loans ex-conduits and trade[4] | 1.33% | 1.27% | 1.27% |
| Net charge-off/(recovery) rate[4] | 0.13 | 0.23 | (0.14) |
| Average VaR ($mm) | $38 | $44 | $33 |

[1] See note 1 on slide 10
For additional footnotes see slide 11

## Financial performance

- Net income of $2.8B, up 7% YoY; revenue of $9.3B, up 6%
- Banking revenue
  - IB revenue of $1.9B, up 8% YoY, reflecting higher fees in debt and equity underwriting, partially offset by lower advisory fees
    - Ranked #1 in Global IB fees
  - Treasury Services revenue of $1.1B, down 7% YoY, with deposit margin compression partially offset by fee growth and higher balances
- Markets & Securities Services revenue
  - Markets revenue of $5.1B, up 14% YoY
    - Fixed Income Markets revenue of $3.6B, up 25% compared to the prior year which reflected less favorable market conditions
    - Equity Markets revenue of $1.5B, down 5% compared to a strong prior year, reflecting lower revenues in derivatives, partially offset by higher Cash Equities
  - Securities Services revenue of $1.0B, down 2% YoY, with deposit margin compression largely offset by organic growth
- Expense of $5.3B, up 3% YoY, driven by higher volume- and revenue-related expenses and investments, largely offset by lower legal expense and FDIC charges
- Credit costs of $92mm, largely driven by reserve builds on select emerging market client downgrades

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JPMORGAN CHASE & CO.

# Commercial Banking[1]

## $mm

| | 3Q19 | $ O/(U) 2Q19 | 3Q18 |
|---|---|---|---|
| Revenue | $2,207 | ($4) | ($64) |
| Middle Market Banking | 903 | (36) | (32) |
| Corporate Client Banking | 739 | 30 | (10) |
| Commerical Real Estate Banking[2] | 547 | 9 | (15) |
| Other[2] | 18 | (7) | (7) |
| Expense | 881 | 17 | 28 |
| Credit costs | 67 | 38 | 82 |
| Net income | $937 | ($59) | ($152) |

## Key drivers/statistics ($B)[3]

| | 3Q19 | 2Q19 | 3Q18 |
|---|---|---|---|
| Equity | $22.0 | $22.0 | $20.0 |
| ROE | 16% | 17% | 21% |
| Overhead ratio | 40 | 39 | 38 |
| Gross IB Revenue ($mm) | $700 | $592 | $581 |
| Average loans | 208.2 | 207.5 | 207.2 |
| Average client deposits | 172.7 | 168.2 | 168.2 |
| Allowance for loan losses | 2.8 | 2.8 | 2.6 |
| Nonaccrual loans | 0.7 | 0.6 | 0.5 |
| Net charge-off/(recovery) rate[4] | 0.09% | 0.03% | (0.03)% |
| ALL/loans[4] | 1.32 | 1.32 | 1.28 |

## Financial performance

- Net income of $937mm, down 14% YoY
- Revenue of $2.2B, down 3% YoY
  - Net interest income of $1.6B, down 5% YoY, driven by lower deposit margin, partially offset by higher deposit balances
  - Gross IB revenue of $700mm, up 20% YoY, driven by higher equity underwriting and M&A activity
    - YTD gross IB revenue of $2.1B, up 12% YoY
- Expense of $881mm, up 3% YoY, predominantly driven by investments in the business, largely offset by lower FDIC charges
- Credit costs of $67mm
  - Net charge-off rate of 9bps
- Average loan balances of $208B, flat both YoY and QoQ
  - C&I[5] flat both YoY and QoQ
  - CRE[5] up 1% YoY and flat QoQ
- Average client deposits of $173B, up 3% YoY

[1] See note 1 on slide 10
For additional footnotes see slide 11

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JPMORGAN CHASE & CO.

# Asset & Wealth Management[1]

## $mm

| | 3Q19 | $ O/(U) 2Q19 | 3Q18 |
|---|---|---|---|
| Revenue | $3,568 | $9 | $9 |
| Asset Management | 1,816 | 31 | (11) |
| Wealth Management | 1,752 | (22) | 20 |
| Expense | 2,622 | 26 | 37 |
| Credit costs | 44 | 42 | 21 |
| Net income | $668 | ($51) | ($56) |

## Key drivers/statistics ($B)[2]

| | | | |
|---|---|---|---|
| Equity | $10.5 | $10.5 | $9.0 |
| ROE | 24% | 27% | 31% |
| Pretax margin | 25 | 27 | 27 |
| Assets under management ("AUM") | $2,246 | $2,178 | $2,077 |
| Client assets | 3,061 | 2,998 | 2,867 |
| Average loans | 150.5 | 146.5 | 140.6 |
| Average deposits | 138.8 | 140.3 | 133.0 |

## Financial performance

- Net income of $668mm, down 8% YoY
- Revenue of $3.6B, flat YoY
  - Higher average market levels as well as deposit and loan growth, offset by deposit margin compression
- Expense of $2.6B, up 1% YoY, predominantly driven by continued investments in technology and advisors, partially offset by lower distribution and legal fees
- Credit costs of $44mm, driven by net charge-offs, as well as reserve builds predominantly on loan growth
- AUM of $2.2T and client assets of $3.1T, up 8% and 7%, respectively, driven by net inflows into long-term and liquidity products as well as the impact of higher market levels
  - Net inflows of $40B into long-term products and $24B into liquidity products
- Average loan balances of $150B, up 7% YoY
- Average deposit balances of $139B, up 4% YoY

[1] See note 1 on slide 10

[2] Actual numbers for all periods, not over/(under)

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JPMORGAN CHASE & CO.

Corporate1 $mm Financial performance $ O/(U) Revenue 3Q19 2Q19 3Q18  Revenue of $692mm, up $795mm YoY Revenue $692 $370 $795 Expense 281 49 253  Higher net interest income, driven by higher balances and mix 2 Credit costs – 2 (2) as well as income related to loan sales in Home Lending , Net income $393 ($435) $538 partially offset by lower rates  Higher noninterest revenue reflected small net gains on certain legacy private equity investments compared to net losses in the prior year Expense  Expense of $281mm, up $253mm YoY, due to higher investments in technology and a higher net legal benefit in the prior year 1 See note 1 on slide 10 For additional footnotes see slide 11 8

Outlook1 Firmwide  Expect FY2019 net interest income of <$57.5B, market dependent  Expect FY2019 adjusted expense of ~$65.5B  Expect FY2019 net charge-offs of ~$5.5B 1 See notes 1 and 3 on slide 10 9

Notes Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a fully taxable-equivalent (“FTE”) basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. For a reconciliation of the Firm’s results from a reported to managed basis, see page 7 of the Earnings Release Financial Supplement 2. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”), are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. For a reconciliation from common stockholders’ equity to TCE, see page 9 of the Earnings Release Financial Supplement. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. Book value per share was $75.24, $73.88 and $69.52 at September 30, 2019, June 30, 2019 and September 30, 2018, respectively. TCE, ROTCE and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity 3. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures. Adjusted expense excludes Firmwide legal expense/(benefit) of $10 million, $69 million and $20 million for the three months ended September 30, 2019, June 30, 2019 and September 30, 2018, respectively. The adjusted overhead ratio measures the Firm’s adjusted expense as a percentage of adjusted managed net revenue. Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm’s performance 4. Consumer & Community Banking (“CCB”) calculates net charge-offs and net charge-off rates excluding the impact of purchased credit-impaired (“PCI”) loans 5. Corporate & Investment Bank (“CIB”) calculates the ratio of the allowance for loan losses to end-of-period loans (“ALL/EOP”) excluding the impact of consolidated Firm-administered multi- seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio Additional notes 6. Represents the fully phased-in measures for each period presented. The Basel III regulatory capital rules became fully phased-in effective January 1, 2019. For additional information see Key performance measures on page 59 and Capital Risk Management on pages 85-94 of the Firm’s 2018 Form 10-K and pages 44-48 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019 10

Notes Additional Notes on slide 4 – Consumer & Community Banking 2. Noninterest revenue in CCB in the third quarter of 2019 included approximately $350 million of gains on loan sales in Home Lending. These gains were predominantly offset by a charge in net interest income in CCB for the unwind of the related internal funding from Treasury and CIO associated with these loans. This net interest income charge was offset by corresponding income recognized in Treasury and CIO 3. Actual numbers for all periods, not over/(under) 4. Firmwide mortgage origination volume was $35.8B, $26.3B and $24.5B for the three months ended September 30, 2019, June 30, 2019 and September 30, 2018, respectively 5. Excludes the impact of PCI loans, including PCI write-offs of $43mm, $39mm and $58mm for the three months ended September 30, 2019, June 30, 2019 and September 30, 2018, respectively. See note 4 on slide 10. The net charge-off/(recovery) rate for the three months ended September 30, 2018 includes a recovery from a loan sale 6. Excludes Commercial Card Additional Notes on slide 5 – Corporate & Investment Bank 2. Actual numbers for all periods, not over/(under) 3. Client deposits and other third-party liabilities pertain to the Treasury Services and Securities Services businesses 4. Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off/(recovery) rate. ALL/EOP loans as reported was 0.99%, 0.92% and 0.91% at September 30, 2019, June 30, 2019 and September 30, 2018, respectively. See note 5 on slide 10 Additional Notes on slide 6 – Commercial Banking 2. Effective in the first quarter of 2019, client segment data includes Commercial Real Estate Banking which comprises the former Commercial Term Lending and Real Estate Banking client segments, and Community Development Banking (previously part of Other). The prior period amounts have been revised to conform with the current period presentation 3. Actual numbers for all periods, not over/(under) 4. Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate and loan loss coverage ratio 5. Commercial and Industrial (“C&I”) and Commercial Real Estate (“CRE”) groupings for CB are generally based on client segments and do not align with regulatory definitions Additional Notes on slide 8 – Corporate 2. Noninterest revenue in CCB in the third quarter of 2019 included approximately $350 million of gains on loan sales in Home Lending. These gains were predominantly offset by a charge in net interest income in CCB for the unwind of the related internal funding from Treasury and CIO associated with these loans. This net interest income charge was offset by corresponding income recognized in Treasury and CIO 11

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2018 and Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2019 and March 31, 2019, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase & Co.’s website (https://jpmorganchaseco.gcs- web.com/financial-information/sec-filings), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update any forward-looking statements. 12